UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement Definitive		(as permitted by Rule 14a-6(e)(2))
☒	Additional Materials
☐	Soliciting Material under § 240.14a-12

DraftKings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! DRAFTKINGS INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 DRAFTKINGS INC. 2022 Annual Meeting Vote by April 18, 2022 11:59 PM ET You invested in DRAFTKINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 19, 2022. Vote Virtually at the Meeting* April 19, 2022 11:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/DKNG2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D66913-P66808 Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 5, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D66914-P66808 01) Jason D. Robins 02) Harry E. Sloan 03) Matthew Kalish 04) Paul Liberman 05) Woodrow H. Levin 06) Shalom Meckenzie 07) Jocelyn Moore 08) Ryan R. Moore 09) Valerie Mosley 10) Steven J. Murray 11) Marni M. Walden 12) Tilman Fertitta 1. Election of Directors Nominees: 2. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To conduct a non-binding advisory vote on executive compensation. NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. For For For